UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012

ALLIANCE FIBER OPTIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31857	77-0554122
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

275 Gibraltar Drive, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 736-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 25, 2012, Alliance Fiber Optic Products, Inc. announced it has declared an annual cash dividend of twenty five cents per share, and one-time special cash dividend of one dollar per share payable on December 11, 2012 to holders of record on November 30, 2012.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release dated October 25, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 25, 2012

ALLIANCE FIBER OPTIC PRODUCTS, INC.

		By	/s/Anita K. Ho
Name: Anita K. Ho
Title: Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated October 25, 2012.